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                                                                    Exhibit 10.1

                                                                    CONFIDENTIAL

                        AMENDMENT NO. 1 TO LOAN AGREEMENT

     AMENDMENT NO. 1 (THIS "AMENDMENT"), DATED AS OF DECEMBER 18, 2003, TO LOAN AGREEMENT, dated as of March 31, 2003, among US Airways, Inc. (the "Borrower"), US Airways Group, Inc. ("Group"), the Subsidiary Guarantors party thereto (the "Subsidiary Guarantors"), the several lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Agent (the "Agent"), Bank of America, N.A., as KHFC Administrative Agent (the "KHFC Administrative Agent"), Bank of America, N.A., as Collateral Agent (the "Collateral Agent," and collectively with the Agent and the KHFC Administrative Agent, the "Agents") and Air Transportation Stabilization Board (the "ATSB") created pursuant to the Air Transportation Safety and System Stabilization Act (the "Act"), P.L. 107-42
(2001), as the same may be amended from time to time.

                             PRELIMINARY STATEMENTS:

          (1) The Borrower, Group, the Subsidiary Guarantors, the Lenders, Phoenix American Financial Services, Inc., as Loan Administrator, the Agents and the ATSB have entered into a Loan Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Loan Agreement.

          (2) The Borrower, Group and the Subsidiary Guarantors have requested that the Board, the Agents, and the Lenders agree to amend the Loan Agreement as hereinafter provided.

          (3) The Board, the Agents, and the Lenders are willing to amend the Loan Agreement on the terms and conditions set forth herein.

          SECTION 1. Amendment to Loan Agreement. Subject to the terms and conditions set forth below, the definition of "Investment" contained in Section
1.1 of the Loan Agreement is hereby amended by inserting the following text immediately after the word "Obligor" the second time it appears in the proviso contained in such definition: ", Guarantees (including any support for a letter of credit issued on behalf of another Obligor) incurred by one Obligor for the benefit any other Obligor,".

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof, upon the satisfaction of the condition precedent that the Board, the Agents, and the Lenders shall have received executed counterparts of this Amendment duly delivered by the parties hereto.

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          SECTION 3. Reference to and Effect on the Loan Documents.

          (a) On and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

          (b) The Loan Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 4. Costs; Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Board, the Agents, and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Board, the Agents, and the Lenders) in accordance with the terms of Section 11.3 of the Loan Agreement.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Page Follows]

                                        2

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     US AIRWAYS, INC.

                                     By: /s/  Elizabeth K. Lanier
                                         ---------------------------------------
                                     Name:    Elizabeth K. Lanier
                                     Title:   Executive Vice President-Corporate
                                     Affairs and General Counsel

                                     US AIRWAYS GROUP, INC.

                                     By: /s/  Elizabeth K. Lanier
                                         ---------------------------------------
                                     Name:    Elizabeth K. Lanier
                                     Title:   Executive Vice President-Corporate
                                     Affairs and General Counsel

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MIDATLANTIC AIRWAYS, INC.

By: /s/  Jennifer C. McGarey
    --------------------------
Name:    Jennifer C. McGarey
Title:   Secretary


ALLEGHENY AIRLINES, INC.

By: /s/  Keith D. Houk
    --------------------------
Name:    Keith D. Houk
Title:   President and Chief Executive Officer


US AIRWAYS LEASING AND SALES, INC.

By: /s/  Daniel M. McDonald
    --------------------------
Name:    Daniel M. McDonald
Title:   President


MATERIAL SERVICES COMPANY, INC.

By: /s/  Jeffery A. McDougle
    --------------------------
Name:    Jeffery A. McDougle
Title:   President and Chief Executive Officer


PSA AIRLINES, INC.

By: /s/  Richard E. Pfennig
    --------------------------
Name:    Richard E. Pfennig
Title:   President and Chief Executive Officer

PIEDMONT AIRLINES, INC.

By: /s/  John F. Leonard
    --------------------------
Name:    John F. Leonard
Title:   President and Chief Executive Officer

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KITTY HAWK FUNDING
CORPORATION,
as Primary Tranche A Lender

By:_________________________
Name:
Title:


BANK OF AMERICA, N.A.,
as Alternate Tranche A Lender

By:_________________________
Name:
Title:


BANK OF AMERICA, N.A.,
as a Tranche B Lender

By:_________________________
Name:
Title:


BANK OF AMERICA, N.A.,
as Agent and Collateral Agent

By:____________________________
Name:
Title:


BANK OF AMERICA, N.A.,
as KHFC Administrative Agent

By:____________________________
Name:
Title:


RETIREMENT SYSTEMS OF
ALABAMA HOLDINGS LLC,
as a Tranche B Lender

By:_________________________
Name:
Title:

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PHOENIX AMERICAN FINANCIAL SERVICES, INC.,
as Loan Administrator

By:____________________________
Name:
Title:


AIR TRANSPORTATION
STABILIZATION BOARD

By: /s/  Michael Kestenbaum
    --------------------------
Name:    Michael Kestenbaum
Title:   Executive Director